UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2023
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6100 4th Avenue S, Suite 400
Seattle, Washington 98108
(Address of principal executive offices, including zip code)

(855) 727 - 9079
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00001 par value per share	TRUP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 22, 2023, Andrew Wolff, the Company’s Chief Financial Officer, notified Trupanion, Inc. (the “Company”) of his intent to resign effective June 1, 2023. Also on March 22, 2023, Tricia Plouf, the Company’s Executive Vice President, Pricing, and Gavin Friedman, the Company’s Executive Vice President, Legal, and Corporate Secretary, ceased to provide services to the Company. None of these departures was the result of any disagreement with the Company or the Board as to any accounting, financial reporting, or other legal or disclosure matter.
The Company expects to enter into a consulting agreement pursuant to which Mr. Wolff would continue to serve as a consultant to the Company to facilitate the transition to his successor.
On March 22, 2023, the Company also appointed Wei Li to serve as the Company’s interim Chief Financial Officer, to be effective June 1, 2023. Mr. Li, age 42, has been with Trupanion since December 2018 in positions of increasing responsibility in the finance and accounting function, most recently as Corporate Controller. Prior to joining the Company, Mr. Li served as the financial reporting manager at Accuride Corporation from June 2016 to December 2018. Prior to Accuride, Mr. Li served in various roles in the audit and assurance function at Deloitte & Touche LLP from July 2007 to June 2014. Mr. Li holds an MBA from the University of Notre Dame, a Masters in Accounting from Shanghai University of Finance and Economics, and a Bachelor’s in Business Administration from Southwestern University of Finance and Economics in China. He is a certified public accountant in both the United States and China.
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press release issued by Trupanion, Inc. dated March 23, 2023
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Margi Tooth
Name: Margi Tooth
Title: President
Date: March 23, 2023